UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2016

 GRANDPARENTS.COM, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21537	93-1211114
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

589 Eighth Avenue, 6th Floor
New York, NY	10018
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code    (646) 839-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.
Results of Operations and Financial Condition.

Grandparents.com, Inc. (the "Company") is furnishing under this Item 2.02 of Form 8-K its unaudited consolidated financial statements as of and for the year ended December 31, 2016, which are included as Exhibit 99.1 to this report (the "Financial Statements"), and its Management’s Discussion and Analysis of Financial Condition and Results of Operations, which is included as Exhibit 99.2 to this report (the "MD&A"). As previously announced, on April 14, 2017, the Company and its wholly-owned subsidiary, Grand Card, LLC, filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Southern District of Florida (Miami Division) (the “Court”). On April 17, 2017, the Court consolidated the two cases for procedural and administrative purposes: In re: Grandparents.com, Inc., Case No. 17-14711 (the "Chapter 11 Case"). The Company continues to operate its businesses as a debtor-in-possession under the jurisdiction of the Court and in accordance with the applicable provisions of the Code and orders of the Court. Stockholders and other interested parties are urged to read the Financial Statements and the MD&A as well as the risk factors, which are included as Exhibit 99.3 to this report (the "Risk Factors"), and contain important information regarding risks relating to the Chapter 11 Case, the Company's on going business operations, and additional risks relating to the ownership of the Company's common stock.

As a result of the Chapter 11 Case and the Company’s limited resources, the Company does not expect to file an Annual Report on Form 10-K for the year ended December 31, 2016 and intends to suspend the filing of its future periodic reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission. The Company, however, intends to furnish copies of its Monthly Operating Reports ("MORs") required to be submitted to the Court under cover of Form 8-K as soon as practicable after each MOR is filed with the Court. The Company will also continue to file Current Reports on Form 8-K disclosing material developments concerning the Company.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information included in this Current Report on Form 8-K (this “Report”) or in other materials we have filed or will file with the Securities and Exchange Commission (“SEC”) (as well as information included in oral statements or other written statements made or to be made by us) contains or may contain forward-looking statements. You can identify these statements by the fact that they do not relate to matters of strictly historical or factual nature and generally discuss or relate to estimates or other expectations regarding future events. In some cases, forward-looking statements may contain terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “will,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Such statements may include, but are not limited to, information related to: our Chapter 11 filing; anticipated operating results; relationships with our marketing partners and members; demand for our website and changes in our membership ranks; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims. Forward-looking statements reflect our current views with respect to future events and are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in “Risk Factors” included as Exhibit 99.3 to the Report. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Item 9.01.
Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Consolidated Financial Statements as of and for the years ended December 31, 2016 and 2015.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2017	By:	/s/Joshua Rizack
Joshua Rizack
Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Consolidated Financial Statements as of and for the years ended December 31, 2016 and 2015.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Risk Factors.

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